UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction	(Commission	(IRS Employer of
incorporation)	File Number)	Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Inducement Plan

On May 29, 2018, Protagonist Therapeutics, Inc. (the “Company”), adopted the 2018 Inducement Plan (the “Plan”) to reserve 750,000 shares of its common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the Company, as a material inducement to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules. The Plan was approved by the Compensation Committee of the Company’s Board of Directors (the “Board”), without stockholder approval pursuant to Rule 5635(c)(4) and the terms and conditions of the Plan are substantially similar to the Company’s stockholder-approved 2016 Equity Incentive Plan.

A complete copy of the Plan, the form of Form of Stock Option Grant Notice and Stock Option Agreement under the Protagonist Therapeutics, Inc. 2018 Inducement Plan, and the form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under the Protagonist Therapeutics, Inc. 2018 Inducement Plan are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. The above summary of the terms of the Plan and Plan documents does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 29, 2018, the stockholders voted on the two proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 18, 2018.  The results of the matters voted upon at the meeting were:

Proposal 1 — To elect the three Class II directors named below to serve until the 2021 Annual Meeting of Stockholders.  Each of the three named nominees was so elected, with the votes thereon at the Annual Meeting as follows:

	Final Voting Results
Nominees	For	Withheld	Broker Non-Votes

Chaitan Khosla, Ph.D.	16,094,476	1,372,037	1,620,674

William D. Waddill	16,512,793	953,720	1,620,674

Lewis T. “Rusty” Williams, M.D., Ph.D.	17,450,550	15,963	1,620,674

Proposal 2 — To ratify the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes

18,749,440	337,597	150	—

No other matters were submitted for stockholder action.

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Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

10.1(1)	Protagonist Therapeutics, Inc. 2018 Inducement Plan
10.2(2)	Form of Stock Option Grant Notice and Option Agreement under the Protagonist Therapeutics, Inc. 2018 Inducement Plan
10.3(3)	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under the Protagonist Therapeutics, Inc. 2018 Inducement Plan

(1)                                 Previously filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-225294), filed with the Securities and Exchange Commission on May 30, 2018, and incorporated herein by reference.

(2)                                 Previously filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 (File No. 333-225294), filed with the Securities and Exchange Commission on May 30, 2018, and incorporated herein by reference.

(3)                                 Previously filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 (File No. 333-225294), filed with the Securities and Exchange Commission on May 30, 2018, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: May 31, 2018

	By:	/s/ Thomas P. O’Neil
Thomas P. O’Neil
Chief Financial Officer

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